SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): February 7, 2000



                            PARAMOUNT SERVICES CORP.
             (Exact name of Registrant as specified in its charter)



      Delaware                           0-26277                 98-0204758
(State or other jurisdiction     (Commission File No.)        (IRS Employer
of incorporation)                                           Identification No.)



                       Suite 450, 999 West Hastings Street
                           Vancouver, British Columbia
                                 Canada V6C 2W2
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (604) 633-2556

                                   Suite 1650
                      Waterfront Centre, 200 Burrard Street
                           Vancouver, British Columbia
                                 Canada V6C 3L6
          (Former name or former address if changed since last report.)

Item 1.  Changes in Control of Registrant

      On February 7, 2000 the Company acquired all of the issued and outstanding shares of Wowtown.com, Inc. in exchange for 5,000,000 shares of the Company's common stock.

      Wowtown was incorporated on June 9, 1999. Wowtown's principal business activities include establishing web sites and operating and maintaining computer internet web sites for certain cities in the United States and Canada.

       Wowtown  has   established  its  first  fully   operational   website  at
www.vancouverwow.com.

      As of January 25, 1999 Wowtown employed three people on a full-time basis.

      Following the acquisition of Wowtown Andrew Hromyk resigned as the Company's president. The Company's new officers and directors are:

            Name                                Position

            David Packman                       President and a Director
            Stephen C. Jackson                  Secretary and a Director
            David Jackson                       Chief Executive Officer and
                                                a Director

      As a result of the acquisition of Wowtown the following persons are the principal shareholders of the Company's common stock.

                                  Shares           Percentage
      Name                        Owned             Ownership

      595796 B.C. Ltd.         5,000,000 (1)           68%
      Bona Vista West Ltd.     2,035,700               28%

(1 In connection with the acquisition of Wowtown the Company issued 5,000,000 shares of common stock to 595796 B. C. Ltd. The Company's present officers and directors have the following ownership in 595796 B. C., Ltd.

                                                   Percentage
      Name                                         Ownership

      David B. Jackson                                 25%
      David Packman                                    25%
      Stephen C. Jackson                               25%

Item 2.  Acquisition or Disposition of Assets

      See Item 1.

Item 5.  Other Events

      Concurrent with the acquisition of Wowtown the Company sold 500 shares of its Series A Convertible Preferred stock at a price of $1,000 per share to two investors. Each Series A Preferred Share is convertible into shares of the Company's common stock on or after March 22, 2000. The number of shares of the Company's common stock which will be issued upon the conversion of each Series A Preferred share will be determined by dividing $1,000 by 75% of the average market price of the Company's common stock for the ten trading days immediately prior to the conversion date.

Item 7.  Financial Statements, Pro Forma Financial Information

(a)   Financial Statements of Business Acquired

(b)   Pro Forma Financial Information

(c)   Exhibits

      2     Share Exchange Agreement

      4 Certificate of Designation setting forth rights and preferences of the Series A Convertible Preferred Stock


                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   February 7, 2000

                                          PARAMOUNT SERVICES CORP.



                                          By:  /s/ Stephan C. Jackson
                                               Stephen C. Jackson
                                               Secretary

                          REPORT OF INDEPENDENT AUDITOR



To the Director of
Wowtown.com Inc.


We have audited the accompanying balance sheet of Wowtown.com Inc. (a development stage enterprise) as of October 31, 1999 and the related statements of operations, stockholders' equity and cash flows for the initial period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wowtown.com Inc. at October 31, 1999, and the results of its operations and its cash flows for the initial period then ended, in conformity with accounting principles generally accepted in the United States.





                                                      /s/  N.I. Cameron Inc.

Vancouver, Canada,                                    CHARTERED ACCOUNTANTS
November 24, 1999

                                Wowtown.com Inc.
                        (a development stage enterprise)
                                  Balance Sheet
                                October 31, 1999


                                     ASSETS

CURRENT
   Cash                                                   $       4,787

Deferred charges                                                  3,150
                                                          $       7,937


                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable (Note 4)                                 $  15,332
   Notes payable (Note 5)                                       21,800
   Notes payable to related parties (Notes 4 and 5)             18,900
   Loans from stockholders (Note 6)                              2,499
                                                           -----------
                                                                58,531

STOCKHOLDERS' DEFICIT Share capital (Note 3)
      Common stock - $0.001 par value
      50,000,000 authorized; 100 issued and outstanding              1
      Preferred stock - $0.001 par value
        5,000,000 authorized

      Deficit accumulated in the development stage            (50,595)
                                                             ---------
                                                              (50,594)

                                                            $    7,937


On behalf of the Board:



Director




   The accompanying notes are an integral part of these financial statements.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                             Statement of Operations
                       For the Initial Period from date of
                 Incorporation June 9, 1999 to October 31, 1999




OPERATING EXPENSES

   Professional fees                                      $        859
   Office and miscellaneous                                      3,512
   Development expenses (Note 4)                                46,224
                                                          ------------

LOSS FROM OPERATIONS                                       $  (50,595)
                                                           ===========











       The accompanying notes are an integral part of these financialstatements.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                       Statement of Stockholders' Deficit
                       For the Initial Period from date of
                 Incorporation June 9, 1999 to October 31, 1999




                                                         Deficit
                                                       Accumulated
                                     Common Stock        in the
                                Number of              development
                                 Shares      Amount       stage       Total
                              -------------------------------------------------

  Issuance of common stock            100       $  1         $    -     $    1

  Loss for the period                   -          -       (50,595)   (50,595)

                              =================================================
Balance October 31, 1999              100       $  1     $ (50,595) $ (50,594)
                              =================================================








      The accompanying notes are an integral part of these financial statements

                                Wowtown.com Inc.
                        (a development stage enterprise)
                             Statement of Cash Flows
                       For the Initial Period from date of
                 Incorporation June 9, 1999 to October 31, 1999





OPERATING ACTIVITIES
  Loss for the period                                           $(50,595)
  Add: Changes in non-cash working capital
           Accounts payable                                        15,332
                                                               -----------
  Net cash used in operating activities                          (35,263)
                                                               -----------

FINANCING ACTIVITIES
  Advances from stockholders                                        2,499
  Increase in notes payable                                        40,700
  Issuance of share capital                                             1
                                                               -----------
  Net cash provided by financing activities                        43,200
                                                               -----------

INVESTING ACTIVITIES
  Increase in deferred charges                                    (3,150)
                                                               -----------
  Net cash used in investing activities                           (3,150)
                                                               -----------

NET CHANGE IN CASH DURING THE PERIOD                                4,787

CASH AT BEGINNING OF PERIOD                                             -
                                                               -----------

CASH AT END OF PERIOD                                            $  4,787
                                                               ===========












       The accompanying notes are an integral part of these financial statements

                                Wowtown.com Inc.
                        (a development stage enterprise)
                          Notes to Financial Statements
                                October 31, 1999



1.    FORMATION AND BUSINESS OF THE COMPANY

     Wowtown.com Inc. (the "Company") was incorporated in Nevada, U.S.A. on June 9, 1999.

   The Company is a development stage company and its purpose at this time is focused on bringing the Internet from the World Wide Web to an interactive local market, develop advertising resources and community directories. The Company is developing a community of Local Market Internet Portals in major North American centres with further extension into suburbs and neighborhoods. It is a free membership concept for the internet user, creating savings and discounts for the members with the participating local business establishments. There are approximately 1,100 members at this time.


2.    SIGNIFICANT ACCOUNTING POLICIES

   Use of estimates
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

   Income taxes
   The Company uses the liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are determined based on the difference between financial statement and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that are expected to be in effect when the differences are expected to reverse. Deferred tax assets are reduced by a valuation allowance in respect of amounts considered by management to be less likely than not of realization in future periods.

3.    SHARE CAPITAL

   Holders of the common stock are entitled to one vote per share and share equally in any dividends declared and distributions on liquidation.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                          Notes to Financial Statements
                                October 31, 1999



4.    RELATED PARTY TRANSACTIONS

(a) A company controlled by a director of the Company has provided administrative services and facilities to the Company and development expenses at cost. The Company as at October 31, 1999 was indebted in relation to these services are as follows:

        Notes payable                          $  10,600
        Accounts payable                           2,254
                                             -----------
                                               $  12,854

(b) A company controlled by three of the stockholders has performed development services for the Company at cost. As at October 31, 1999, the Company was indebted for these services are as follows:

            Note payable                      $    8,300
            Accounts payable                       2,539
                                              ----------
                                               $  10,839

The total amount of expenses incurred through services of these related parties are as follows:

            Administrative                    $    3,500
            Development expenses                  23,445
                                               ---------
                                               $  26,945

5.    NOTES PAYABLE

   Notes payable to unrelated parties amounting to $21,800 do not bear interest and are due and payable on December 31, 1999.

   Notes payable to related parties amounting to $18,900 do not bear interest and are due and payable on December 31, 1999.

                                Wowtown.com Inc.
                        (a development stage enterprise)
                          Notes to Financial Statements
                                October 31, 1999



6.    LOANS FROM STOCKHOLDERS

   Loans from stockholders are interest-free and have no terms of repayment.


7.    YEAR 2000

   The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the Year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect the Company's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Company, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

PARAMOUNT SERVICES CORP.

                         PRO FORMA FINANCIAL INFORMATION


      The accompanying pro forma financial information reflects the purchase by Paramount Services Corp. ("Paramount") of all the issued and outstanding shares of WOWtown.com, Inc. ("WOWtown"). The transaction will be accounted for as a reverse purchase acquisition between WOWtown as the acquirer and Paramount as the acquired company. The pro forma financial information presented consists of a condensed income statement for the six-month period ended October 31, 1999 as if the transaction had occurred on May 1, 1999. A pro forma condensed income statement for the year ended April 30, 1999 is not presented as WOWtown was only incorporated on June 9, 1999, so the income statement for the year ended April 30, 1999 would be non-existent. In addition, a pro forma balance sheet as at October 31, 1999 is presented as if the transaction had occurred on October 31, 1999.

                      Pro Forma Condensed Income Statement
                                October 31, 1999
                                   (Unaudited)

                                     Historical Statements
                            Paramount              WOWtown             Adjustments (Note 1)                        Pro Forma
                     Six Months    Period from      Period from     to Six Month   to Period From      Six Months     Period from
                       Ended     December 18,1999   June 9, 1999     Period End    December 18, 1997     Ended     December 18,1997
                     October 31,     (date of            to           October 31,  to October 31,1999   October 31,    (date of
                       1999        incorporation)   October 31,1999     1999                              1999        incorporation)
                                  to October 31,1999   (Note 2)                                                   to October 31,1999

Development         $    -             $     -         $ 46,224       $    -          $    -             $             $   46,224
expenses                                                                              46,224
Professional fees    5,225              20,045              859       (5,225)        (20,045)               859               859
Office and           4,323               4,323            3,512       (4,323)         (4,323)             3,512             3,512
administration      ---------------------------        --------       -------------------------           -------------------------

Net Loss for the
  Period           $(9,548)          $ (24,368)        $(50,595)      $9,548        $ 24,368          $ (50,595)       $   50,959
                  =============================      ============     ======================          =============================

Loss per share, basic and diluted                                                                                       $  (0.007)
                                                                                                                       ===========

Adjusted weighted average number of common shares                                                                        7,349,000
issued                                                                                                                  ==========






Notes to the Pro Forma Condensed Income Statement for the six month period ended October 31, 1999

Note 1 The adjustments above reflect the removal of the historical accounts of Paramount due to the reverse purchase acquisition.

Note 2 WOWtown was incorporated on June 9, 1999; therefore the financial figures are for the period from June 9, 1999 to October 31, 1999.

                         Pro Forma Condensed Balance Sheet
                                 October 31, 1999
                                    (Unaudited)


                                Historical Statements    Adjustments  Pro Forma
                              Paramount      WOWtown                  Statement
                             --------------------------------------------------

              ASSETS
CURRENT
  Cash                         $  929        $ 4,787      $500,000    $ 505,716
Deferred charges                    -          3,150             -        3,150
                               ------------------------------------------------
                               $  929        $ 7,937      $500,000    $ 508,866
                              ================================================

            LIABILITIES
CURRENT
  Accounts payable             $  900        $15,332             -    $  16,232
Notes payable                       -         21,800             -       21,800
Notes payable and amounts
   due to related parties      19,387         18,900             -       38,287
Loans from stockholders             -          2,499             -        2,499
                               ------------------------------------------------
                               20,287         58,531             -       78,818
                               ------------------------------------------------

  STOCKHOLDERS' EQUITY (DEFICIT)
Common Stock                      225              1      (225)(Note 1)     735
                                                           500 (Note 1)
                                                            10 (Note 2)
                                                           224 (Note 3)
Preferred Stock                     -              -         1 (Note 4)       1
Additional paid-in capital      4,785              -   499,999 (Note 4) 499,775
                                                        (4,785)(Note 1)
                                                          (224)(Note 3)
Deficit accumulated in the    (24,368)       (50,595)      (10)(Note 2) (70,463)
development stage                                      (19,858 (Note 1)
                                                        24,368 (Note 1)
                               ------------------------------------------------
                              (19,358)       (50,594)  500,000          430,048
                              ------------------------------------------------
                               $  929        $ 7,937  $500,000         $508,866
                              ================================================

Note 1 This adjustment reflects the reverse purchase acquisition and the issuance of 5,000,000 shares in the transaction.

Note 2 This adjustment reflects the issue of 100,000 shares of Paramount as a consulting fee.

 Note 3 This adjustment reflects the par value of 7,349,000 outstanding common shares of Paramount at $0.0001 per share.

Note 4 This adjustment reflects the issue of 500 Paramount preferred shares for $1,000 each.